SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 27, 2002



                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




          Maryland                 1-11527                      04-3262075
(State or other jurisdiction     (Commission                (I.R.S. employer
     of incorporation)           file number)             identification number)




     400 Centre Street, Newton, Massachusetts                        02458
     (Address of principal executive offices)                      (Zip code)




        Registrant's telephone number, including area code: 617-964-8389



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Item 4. Changes in Registrant's Certifying Accountant

On June 28, 2002, upon recommendation of our Audit Committee, the Board of Trustees replaced Arthur Andersen LLP (Arthur Andersen) as our independent auditors and appointed Ernst & Young LLP (Ernst & Young) to serve as Hospitality Properties Trust's independent auditors for the year ending December 31, 2002. The change in auditors is effective immediately.

Arthur Andersen's reports on Hospitality Properties Trust's consolidated financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During each of our two most recent fiscal years and through the date of this report, there were (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and
(ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 28, 2002, stating its agreement with such statements.

During each of our two most recent years and through the date of this report, Hospitality Properties Trust did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 5.  Other Events

We have agreed to sell an aggregate of $125,000,000 of 6.85% Senior Notes due 2012 at a purchase price to the underwriter of 99.285% of their principal amount. The notes are expected to be issued on July 8, 2002, and will be issued under a supplemental indenture to the Indenture between us and State Street Bank & Trust Company, dated February 25, 1998, and will have substantially the same covenants as our other outstanding senior unsecured notes issued under that indenture. We expect to use the net proceeds from this offering to repay outstanding amounts under our revolving credit facility and for general corporate purposes. The underwriter for the offering is Wachovia Securities. A prospectus supplement relating to the 6.85% Senior Notes due 2012 referenced above will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

THIS  REPORT  CONTAINS  FORWARD-LOOKING  STATEMENTS  WITHIN  THE  MEANING OF THE
PRIVATE  SECURITIES   LITIGATION  REFORM  ACT  OF  1995.  THESE


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FORWARD-LOOKING  STATEMENTS  INCLUDE  IMPLICATIONS THAT WE WILL BE ABLE TO CLOSE
THE TRANSACTIONS DISCUSSED AND ABOUT OUR APPLICATION OF PROCEEDS THEREFROM. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT THEY MAY NOT OCCUR. FOR EXAMPLE, WE OR THE UNDERWRITER MAY BE UNABLE OR UNWILLING TO CLOSE THE TRANSACTIONS ON JULY 8, 2002, OR AT ANY TIME, OR WE MAY APPLY THE PROCEEDS DIFFERENTLY THAN WE NOW INTEND. UNEXPECTED RESULTS COULD OCCUR FOR MANY REASONS, SOME OF WHICH ARE BEYOND OUR OR OUR UNDERWRITER'S CONTROL, SUCH AS A TERRORIST ATTACK OR OTHER MARKET DISRUPTION. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD-LOOKING STATEMENTS.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

         1.1 Form of Purchase Agreement dated as of June 27, 2002 between Hospitality Properties Trust and Wachovia Securities, Inc. relating to $125,000,000 in aggregate principal amount of 6.85% Senior Notes due 2012.

         4.1 Form of Supplemental Indenture No. 6 dated July 8, 2002 between Hospitality Properties Trust and State Street Bank and Trust Company, including form of 6.85% Senior Notes due 2012.

         8.1      Opinion of Sullivan & Worcester LLP re: tax matters.

         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002.

         23.1     Consent of  Sullivan &  Worcester  LLP  (Contained  in Exhibit
                  8.1).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HOSPITALITY PROPERTIES TRUST


                                 By: /s/ Thomas M. O'Brien
                                     Name:  Thomas M. O'Brien
                                     Title: Treasurer and Chief Financial
                                            Officer



Date:  July 1, 2002